Exhibit 99.1

The Beachbody Company, Inc. Announces Third Quarter 2021 Financial Results

Q3 Results and Revised 2021 Revenue Guidance Reflect Product Launch Delays and a Challenging Consumer Demand and Media Environment

Strong Two-Year Growth in Total Subscriptions +46%, Average Digital Retention +40BPS, Total Streams +35%, and DAU/MAU +20BPS, Reflecting Strong Long-Term Secular Trends

Implements Action Plan to Optimize Near-Term Performance While Advancing Long-Term Growth Strategies

Announces Strategic Appointments to Leadership Team

Santa Monica, Calif. (November 15, 2021) – The Beachbody Company, Inc. (NYSE: BODY) (“Beachbody” or the “Company”), a leading subscription health and wellness company, today announced financial results for its third quarter ended September 30, 2021.

“While we continued to execute on our strategy to drive growth, the third quarter proved more challenging than forecasted. Our results reflect a confluence of external factors, including softer at-home fitness demand as consumers grew tired of social distancing, and a challenging media environment that did not meet our disciplined ROI requirements, coupled with a short delay in product launches from September to October. Although our digital subscriber base remains strong and engaged with high levels of retention, we did not acquire new subscribers at the rate we expected,” said Carl Daikeler, Beachbody’s Co-Founder, Chairman, and Chief Executive Officer. “We maintained disciplined cost control in the quarter, and we are taking immediate steps to improve customer acquisition and lifetime value, getting back on course to driving profitable growth. As both the CEO and the single largest shareholder, I am laser focused on driving revenue growth, creating value for shareholders, and delivering on our mission.”

Third Quarter 2021 Results

•	Total revenue was $208.1 million, a 17% decrease compared to 2020 and a 6% increase compared to 2019

•	Digital revenue was $94.1 million, a 5% decrease compared to 2020 and a 38% increase compared to 2019

•	Digital subscriptions were 2.64 million, a 1% increase compared to 2020 and a 55% increase compared to 2019

•	95.6% month-over-month average digital retention, a 50-basis point increase compared to 2020 and a 40-basis point increase compared to 2019

•	35.9 million total streams, a 26% decrease compared to 2020, and a 35% increase compared to 2019

•	29.6% DAU/MAU, a 250-basis point decrease compared to 2020, and a 20-basis point increase compared to 2019

•	Connected Fitness revenue was $5.9 million, compared to none in 2020, which preceded the Myx Fitness acquisition

•	There were approximately 14,700 bikes sold in the third quarter. However, only 44% of bikes were delivered to customers, which determines when revenue can be recognized

•	On a pro forma basis, Connected Fitness revenue was $8.9 million in Q3 2020, with roughly 8,600 bikes sold and 118% of bikes sold delivered in the quarter

•	Nutrition and Other revenue was $108.1 million, a 29% decrease compared to 2020 and a 16% decrease compared to 2019

•	Nutritional subscriptions were 0.34 million, compared to 0.44 million in 2020 and 0.34 million in 2019

•	Net loss was $39.9 million, compared to net income of $13.8 million in 2020 and net income of $3.4 million in 2019

•	Adjusted EBITDA was ($43.4) million, compared to $31.4 million in 2020 and $19.5 million in 2019

Key Operational and Business Metrics

The Beachbody Company	Post Merger					Post Merger

	For the Three Months Ended September 30,					For the Nine Months Ended September 30,

	2021	2020	Change v 2020	2019	Change v 2019	2021	2020	Change v 2020	2019	Change v 2019

Connected Fitness Units Sold (in thousands)	14.7	0.0	NM	0.0	NM	15.2	0.0	NM	0.0	NM

Digital Subscriptions (in millions)	2.64	2.61	1%	1.70	55%	2.64	2.61	1%	1.70	55%
Nutritional Subscriptions (in millions)	0.34	0.44	-23%	0.34	0%	0.34	0.44	-23%	0.34	0%
Total Subscriptions	2.98	3.05	-2%	2.04	46%	2.98	3.05	-2%	2.04	46%

Average Digital Retention	95.6%	95.1%	50bps	95.2%	40bps	95.5%	95.4%	10bps	95.1%	40bps
Total Streams (in millions)	35.9	48.5	-26%	26.5	35%	136.4	137.2	-1%	78.5	74%
DAU/MAU	29.6%	32.1%	(250bps)	29.4%	20bps	32.1%	31.9%	20bps	29.2%	290bps

Connected Fitness	$5.9	$0.0	NM	$0.0	NM	$5.9	$0.0	NM	$0.0	NM
Digital	$94.1	$99.1	-5%	$68.1	38%	$283.5	$240.0	18%	$192.8	47%
Nutrition & other	$108.1	$152.4	-29%	$127.9	-16%	$367.9	$399.3	-8%	$397.8	-8%
Revenue (in millions)	$208.1	$251.5	-17%	$196.0	6%	$657.4	$639.3	3%	$590.7	11%
Net Income/(Loss) (in millions)	$(39.9)	$13.8	-390%	$3.4	-1277%	$(82.4)	$(4.6)	-1707%	$30.5	-370%
Adjusted EBITDA (in millions)	$(43.4)	$31.4	-238%	$19.5	-322%	$(59.5)	$34.9	-270%	$59.2	-201%

Near-Term Actions to Optimize Performance

The Company has implemented immediate actions to optimize near-term performance, while advancing its long-term growth strategies. Actions include:

•	Sharpening Marketing Focus by adjusting media investment to maximize ROI

•

Prioritizing the Highest-Return Growth Opportunities by leveraging BODi to drive acquisition and lifetime value and continuing to scale the Connected Fitness business across the Beachbody on Demand and Openfit platforms

•	Maximizing the Micro-Influencer Coach Network through the return of in-person live events and new product introductions

•	Maintaining Cost Discipline, including a transition to a work-from-anywhere environment with the successful lease assignment of our Santa Monica office

•	Strengthening the Leadership Team with a specific focus on revenue growth and long-term strategy, with appointments including:

•

Jon Congdon, Beachbody’s Co-Founder and CEO of Openfit appointed as Vice Chairman of the Company, in a newly-created role focused on long-term strategy and business development effective November 15, 2021

•	Jean-Michel Fournier appointed to the new role of President, Global Partnerships and Corporate Development effective November 1, 2021

•	Christina Cartwright appointed to the role of Senior Vice President, Nutrition effective October 28, 2021

•	Blake Bilstad appointed as Chief Legal Officer and Corporate Secretary effective October 28, 2021

2021 Guidance 1

While the Company remains confident in the significant long-term opportunity in the health and wellness space, the third quarter results, delayed product launches, media spend reassessment, COVID-related consumer behavior and market uncertainty have resulted in a more conservative view for 2021 revenue compared to previous guidance.

Accordingly, for the fiscal year ended December 31, 2021 the Company now expects:

•	Total revenue[2] to be between $820.0 million and $830.0 million

•	Adjusted EBITDA[2] to be between ($110.0) million and ($100.0) million, consistent with previous expectations

[1]	Net loss guidance is not reasonably available due to changes in stock compensation, taxes and other matters that we cannot forecast at this time.
[2]	Total revenue and Adjusted EBITDA project the post-merger consolidated revenue and Adjusted EBITDA ranges (with only six months and five days of Myx results in 2021 from 6/26/2021-12/31/2021).

Conference Call and Webcast Information

Beachbody will host a conference call at 5:00pm ET on Monday, November 15, 2021 to discuss its financial results. To participate in the live call, please dial (833) 989-3106 (domestic) or (873) 415-0233 (international) and provide the conference identification number: 2666107. The conference call will also be available to interested parties through a live webcast at https://investors.thebeachbodycompany.com/.

A replay of the call will be available until November 22, 2021 by dialing (800) 585-8367 (domestic) or (416) 621-4642 (international) and entering the conference identification number: 2666107.

After the conference call, a webcast replay will remain available on the investor relations section of the Company’s website for one year.

About The Beachbody Company, Inc.

Headquartered in Southern California, Beachbody is a worldwide leading digital fitness and nutrition subscription company with over two decades of creating innovative content and powerful brands. The Beachbody Company is the parent company of the Beachbody On Demand streaming platform (BOD), the live digital streaming platform Openfit, and MYXfitness, the Company’s connected indoor bike. For more information, please visit TheBeachbodyCompany.com.

Safe Harbor Statement

This press release contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are statements other than statements of historical facts and statements in future tense. These statements include but are not limited to, statements regarding our future performance and our market opportunity, including expected financial results for the full year, the potential impact of COVID-19 on the fitness and wellness industry in general as well as our business, our business strategy, our plans, and our objectives and future operations.

Forward-looking statements are based upon various estimates and assumptions, as well as information known to us as of the date hereof, and are subject to risks and uncertainties. Accordingly, actual results could differ materially due to a variety of factors, including: our ability to effectively compete in the fitness and nutrition industries; our ability to successfully acquire and integrate new operations; our reliance on a few key products; market conditions and global and economic factors beyond our control; intense competition and competitive pressures from other companies worldwide in the industries in which we operate; and litigation and the ability to adequately protect our intellectual property rights. You can identify these statements by the use of terminology such as “believe”, “plans”, “expect”, “will”, “should,” “could”, “estimate”, “anticipate” or similar forward-looking terms. You should not rely on these forward-looking statements as they involve risks and uncertainties that may cause actual results to vary materially from the forward-looking statements. For more information regarding the risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements, as well as risks relating to our business in general, we refer you to the “Risk Factors” section of our Securities and Exchange Commission (SEC) filings, including those risks and uncertainties included in the Amendment No. 5 to Form S-4 Registration Statement filed with the SEC on May 27, 2021, which are available on the Investor Relations page of our website at https://investors.thebeachbodycompany.com and on the SEC website at www.sec.gov.

All forward-looking statements contained herein are based on information available to us as of the date hereof and you should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, performance, or achievements. We undertake no obligation to update any of these forward-looking statements for any reason after the date of this press release or to conform these statements to actual results or revised expectations, except as required by law. Undue reliance should not be placed on forward-looking statements.

The Beachbody Company, Inc.

Condensed Consolidated Balance Sheets

(in thousands, except par value and share data)	As of September 30, 2021	As of December 31, 2020
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$199,839	$56,827
Accounts receivable, net	1,378	855
Inventory, net	141,139	65,354
Prepaid expenses	14,014	8,650
Other current assets	48,556	37,364

Total current assets	404,926	169,050
Property and equipment, net	115,338	80,169
Content assets, net	34,786	19,437
Intangible assets, net	92,587	21,120
Goodwill	176,903	18,981
Right-of-use assets, net	27,434	33,272
Other assets	6,847	14,224

Total assets	$858,821	$356,253

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$48,298	$28,981
Accrued expenses	89,844	79,955
Deferred revenue	126,894	97,504
Current portion of lease liabilities	9,977	10,371
Other current liabilities	2,656	3,106

Total current liabilities	277,669	219,917
Long-term lease liabilities, net	23,845	31,252
Deferred tax liabilities	6,415	3,729
Warrant liabilities	19,900	—
Other liabilities	5,362	2,097

Total liabilities	333,191	256,995

Commitments and contingencies (Note 14)
Stockholders’ equity:
Preferred stock, $0.0001 par value; 100,000,000 shares authorized, none issued and outstanding as of September 30, 2021 and December 31, 2020	—	—
Common stock, $0.0001 par value, 1,900,000,000 shares authorized (1,600,000,000 Class A, 200,000,000 Class X and 100,000,000 Class C); 168,218,173 and 101,762,614 Class A shares issued and outstanding at September 30, 2021 and December 31, 2020, respectively; 141,250,310 Class X shares issued and outstanding at September 30, 2021 and December 31, 2020, respectively and no Class C shares issued and outstanding at September 30, 2021 and December 31, 2020	31	24
Additional paid-in capital	604,665	96,097
Accumulated other comprehensive income (loss)	15	(202)
Retained earnings (accumulated deficit)	(79,081)	3,339

Total stockholders’ equity	525,630	99,258

Total liabilities and stockholders’ equity	$858,821	$356,253

The Beachbody Company, Inc.

Condensed Consolidated Statements of Operations and Comprehensive (Loss)

Unaudited (in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Revenue:
Digital	$94,072	$99,082	$283,547	$239,964
Connected fitness	5,927	—	5,937	—
Nutrition and other	108,053	152,397	367,895	399,335

Total revenue	208,052	251,479	657,379	639,299

Cost of revenue:
Digital	12,124	9,843	34,858	27,507
Connected fitness	10,261	—	10,417	—
Nutrition and other	50,682	61,082	164,679	151,654

Total cost of revenue	73,067	70,925	209,954	179,161

Gross profit	134,985	180,554	447,425	460,138
Operating expenses:
Selling and marketing	153,782	123,980	438,672	352,872
Enterprise technology and development	29,680	23,852	83,718	67,558
General and administrative	23,346	16,523	58,523	46,229
Restructuring gain	—	(1,677)	—	(1,677)

Total operating expenses	206,808	162,678	580,913	464,982

Operating income (loss)	(71,823)	17,876	(133,488)	(4,844)
Other income (expense)
Change in fair value of warrant liabilities	30,274	—	35,664	—
Interest expense	(62)	(89)	(490)	(432)
Other income, net	202	113	3,155	555

Income (loss) before income taxes	(41,409)	17,900	(95,159)	(4,721)
Income tax benefit (provision)	1,487	(4,129)	12,739	161

Net income (loss)	$(39,922)	$13,771	$(82,420)	$(4,560)

Net income (loss) per common share, basic	$(0.13)	$0.06	$(0.31)	$(0.02)

Net income (loss) per common share, diluted	$(0.13)	$0.05	$(0.31)	$(0.02)

Weighted-average common shares outstanding, basic	304,599	238,831	265,117	238,374

Weighted-average common shares outstanding, diluted	304,599	252,085	265,117	238,374

The Beachbody Company, Inc.

Condensed Consolidated Statements of Cash Flows

Unaudited (in thousands)

	Nine Months Ended September 30,
	2021	2020
Cash flows from operating activities:
Net loss	$(82,420)	$(4,560)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization expense	40,557	31,881
Amortization of content assets	10,008	5,103
Provision for excess and obsolete inventory	4,431	1,083
Allowance for doubtful accounts	—	77
Change in fair value of derivative financial instruments	294	16
Gain on investment in convertible instrument	(3,114)	—
Change in fair value of warrant liabilities	(35,664)	—
Equity-based compensation	10,839	3,169
Deferred income taxes	(12,964)	398
Other non-cash items	—	6
Changes in operating assets and liabilities:
Accounts receivable	(226)	(2,150)
Inventory	(68,765)	(17,510)
Content assets	(21,958)	(9,922)
Prepaid expenses	(5,364)	7,838
Other assets	(5,575)	(4,387)
Accounts payable	9,095	9,216
Accrued expenses	(406)	19,806
Deferred revenue	27,041	41,775
Other liabilities	(5,068)	(9,499)

Net cash provided by (used in) operating activities	(139,259)	72,340

Cash flows from investing activities:
Purchase of property and equipment	(61,065)	(28,107)
Investment in convertible instrument	(5,000)	—
Other investment	(5,000)	—
Cash acquired in acquisition of Ladder	—	1,247
Cash paid for acquisition of Myx, net of cash acquired	(37,280)	—

Net cash used in investing activities	(108,345)	(26,860)

Cash flows from financing activities:
Proceeds from exercise of stock options	4,477	—
Remittance of taxes withheld from employee stock awards	(3,154)	—
Borrowings under Credit Facility	42,000	32,000
Repayments under Credit Facility	(42,000)	(32,000)
Business Combination, net of issuance costs paid	389,125	—

Net cash provided by financing activities	390,448	—

Effect of exchange rates on cash	168	(397)
Net increase in cash and cash equivalents	143,012	45,083
Cash and cash equivalents, beginning of period	56,827	41,564

Cash and cash equivalents, end of period	$199,839	$86,647

Supplemental disclosure of cash flow information:
Cash paid during the year for interest	$389	$335
Cash paid during the year for income taxes, net	$389	$377
Supplemental disclosure of noncash investing activities:
Property and equipment acquired but not yet paid for	$13,640	$3,914
Class A Common Stock issued in connection with the acquisition of Myx	$162,558	$—
Fair value of Myx instrument and promissory note held by Old Beachbody	$22,618	$—
Old Beachbody Common units issued in connection with acquisition	$—	$27,889
Supplemental disclosure of noncash financing activities:
Tax asset contribution	$—	$(135)
Net assets assumed from Forest Road in the Business Combination	$293	$—

The Beachbody Company, Inc.

Adjusted EBITDA

In addition to our results determined in accordance with accounting principles generally accepted in the United States, or GAAP, we believe the following non-GAAP financial measure of Adjusted EBITDA is useful in evaluating our operating performance.

We define and calculate Adjusted EBITDA as net income (loss) adjusted for depreciation and amortization, amortization of capitalized cloud computing implementation costs, amortization of content assets, interest expense, income taxes, equity-based compensation, and other items that are not normal, recurring, operating expenses necessary to operate the Company’s business.

The presentation of this non-GAAP financial measure is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Investors are encouraged to review the reconciliation of this non-GAAP financial measure to their most directly comparable GAAP financial measure. A reconciliation of the non-GAAP Adjusted EBITDA to GAAP measures can be found below:

(in thousands)	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Net income (loss)	$(39,922)	$13,771	$(82,420)	$(4,560)
Adjusted for:
Depreciation and amortization	14,616	11,203	40,557	31,881
Amortization of capitalized cloud computing implementation costs	168	—	504	—
Amortization of content assets	3,889	1,907	10,008	5,103
Interest expense	62	89	490	432
Income tax (benefit) provision	(1,487)	4,129	(12,739)	(161)
Equity-based compensation	5,744	1,261	10,839	3,169
Transaction costs	677	612	2,819	612
Restructuring gain	—	(1,677)	—	(1,677)
Change in fair value of warrant liabilities	(30,274)	—	(35,664)	—
Other adjustment items (1)	3,044	—	9,082	—
Non-operating items (2)	71	77	(3,017)	131

Adjusted EBITDA	$(43,412)	$31,372	$(59,541)	$34,930

(1)	Other adjustment items include incremental costs associated with Covid-19.
(2)	Non-operating primarily includes interest income and gain on investment in the Myx convertible instrument.

Source: The Beachbody Company, Inc.

Media

Madeleine O’Hagan

madeleine.ohagan@teneo.com

Investor Relations

Edward Plank

eplank@beachbody.com